STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 006 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 6,768,595	$ 5,850,242
Receivables
Participant contributions	6,011	5,354
Employer contributions	64,640	60,703
Notes receivable from participants	63,838	61,180
Total receivables	134,489	127,237
Total assets	6,903,084	5,977,479
LIABILITIES
Accrued expenses	1,232	817
Total liabilities	1,232	817
NET ASSETS AVAILABLE FOR BENEFITS	$ 6,901,852	$ 5,976,662